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                                                                    EXHIBIT 10.4

                       THIRD AMENDMENT TO LOAN AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AGREEMENT (the "Amendment") is entered into between CELEBRITY, INC., a Texas corporation ("Borrower") and NATIONSBANK OF TEXAS, N.A., a national association ("Lender") as of February 9, 1996.

                                    RECITALS

     A. Borrower is indebted to Lender in the aggregate original principal amount of $5,800,000.00, pursuant to a Loan Agreement between Borrower and Lender dated March 21, 1994, as amended by Amendment to Loan Agreement dated December 21, 1994, and as further amended by Second Amendment to Loan Agreement dated March 20, 1995 (collectively, the "Loan Agreement"). By instrument dated December 21, 1994, the principal Indebtedness was increased by an additional advance of $300,000. The indebtedness is evidenced by two certain Promissory Notes, each dated March 21, 1994, from Borrower to the order of Lender, and one Promissory Note dated April 23, 1993, and endorsed to the order of Lender on March 21, 1994, as amended (the "Indebtedness"), which Indebtedness is secured by, among other collateral, a certain Modification and Amendment of Note and Restatement of Deed of Trust, and two certain Commercial Loans Deeds of Trust, Assignments, Security Agreements and Financing Statements (all three being collectively called the "Deeds of Trust") encumbering the Land described therein.

     B. Borrower now desire to borrow, and Lender is willing to lend, an additional sum with which to acquire the land described in Exhibit A attached hereto ("Tract D"), such additional advance to be evidenced by a promissory note in the original principal amount of Four Hundred Fifty-Five Thousand Five Hundred Fifty and No/100 Dollars ($455,550.00) (the "Tract D Note") secured by, among other collateral, a Commercial Loans Deed of Trust, Assignment, Security Agreement and Financing Statement (the "Tract D Deed of Trust") and in connection therewith to modify the Loan Agreement to evidence the additional advance by Lender and to more fully reflect the terms of the Loan as modified by the Tract D Note and Tract D Deed of Trust.

     NOW, THEREFORE, in consideration of the premises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are herby acknowledged, Borrower and Lender agree as follows:

                                   AGREEMENT

     SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

     SECTION 2. TRACT D LOAN. Lender shall lend the funds provided in the Tract D Note (the "Tract D Loan").


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     SECTION 3. REPRESENTATIONS. The representations set forth in Section 8 of the Loan Agreement are incorporated herein by this reference, as if set out verbatim. Borrower expressly represents that each such representation was true and correct on the date of the Loan Agreement, and is true and correct on the date hereof.

     SECTION 4. PURPOSE OF LOAN. Paragraph 2 of the Loan Agreement is hereby amended by inserting, at the conclusion thereof, the following: "The purpose of the Tract D Loan is to finance the purchase of Tract D. Borrower covenants and agrees that the proceeds of the Tract D Loan will be used solely for such purpose and for no other without Lender's prior written consent."

     SECTION 5. OTHER REPRESENTATIONS AND WARRANTIES.

          a. There are no Defaults under the Loan and no event which, with notice or passage of time or both, may become a Default.

          b. There are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Note and the other instruments referenced in the Loan Agreement.

     SECTION 6. SECURITY. Paragraph 7 of the Loan Agreement is hereby amended by inserting at the conclusion thereof, the following: "It is further agreed that Tracts B, C and D are each Collateral for those portions of the Loan identified by the Tract B Loan, Tract C Loan and Tract D Loan, but are not Collateral for the Tract A Loan. The Tract D Deed of Trust shall also be a third and subordinate lien against Tract A, and a second and subordinate lien against Tract B, and shall also be filed for record as such subordinate liens, without title insurance and without merger of title."

     SECTION 7. CONDITIONS. Borrower shall pay all of Lender's costs and expenses in connection with the Tract D Loan. Borrower shall deliver an opinion of counsel reasonably acceptable to Lender.

     SECTION 8. NOTICES. The address for copies of notice to Lender is hereby amended by deleting the work "Rohde," so that the firm name is "True & Sewell." The address for copies of notice to Borrower is hereby amended by deleting "Kimberlee Rozman" and inserting: "Joan Sostek."

     SECTION 9. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS MAY BE SPECIFICALLY PROVIDED TO THE CONTRARY IN THE TRACT C DEED OF TRUST.

     SECTION 10. THIS AMENDMENT AND THE DOCUMENTS EXECUTED CONTEMPORANEOUSLY HEREWITH REPRESENT THE FINAL AGREEMENT


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BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     SECTION 11. Except as modified herein and in the Tract D Note and Tract D Deed of Trust, the Loan Documents shall remain in full force and effect, and are hereby ratified in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

     BORROWER:                                LENDER:

     CELEBRITY, INC.,                         NATIONSBANK OF TEXAS, N.A.,
     a Texas corporation                      a national association

     By:  /s/ JAMES R. THOMPSON               By:   /s/ PAM CUNNINGHAM
         ------------------------                 ------------------------
         James R. Thompson                        Pam Cunningham
         Vice President-Finance                   Vice President

     The undersigned hereby join in the foregoing Amendment to evidence their consent and agreement to the terms and provisions of same, to the terms and provisions of the Tract D Note and the Tract D Deed of Trust, to the increase in the Guaranteed Indebtedness, and to the securing of the Tract D Loan by the liens and encumbrances described in the Loan Agreement as amended. The undersigned covenant and agree to be bound by all of the provisions of the Loan Agreement, as amended thereby.

THE CLUETT CORPORATION                        STAR WHOLESALE FLORIST, INC.

By: /s/ JAMES R. THOMPSON                     By: /s/ JAMES R. THOMPSON
    -----------------------------                -------------------------
    James R. Thompson                            James R. Thompson
    Vice President-Finance                       Vice President-Finance


MAGICSILK, INC.                               INDIA EXOTICS, INC.

By: /s/ JAMES R. THOMPSON                     By: /s/ JAMES R. THOMPSON
    -----------------------------                -------------------------
    James R. Thompson                            James R. Thompson
    Vice President-Finance                       Vice President-Finance




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                                  EXHIBIT "A"

                                   (TRACT D)

TRACT ONE:

All that certain tract or parcel of land situated in the William Keys Survey, Abstract 526, Smith County, Texas, being out of and a part of that certain called 19.705 acre tract described in a Warranty Deed with Vendor's Lien from Ethel Lee Green to M.L. Hayes et ux et al, dated January 8, 1970, and recorded in Volume 1324, Page 606 of the Deed Records of Smith County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2" iron rod found for the northeast corner of said 19.705 acre tract, same being the southeast corner of Lot 1, New City Block 1557, Celebrity Industrial Park, according to the plat thereof recorded in Cabinet 'C', Slide 10-C of the Plat Records of Smith County;

THENCE, South 00 degrees 40'00" East, with the east line of said 19.705 acre tract, a distance of 483.22 feet to a 1/2" iron rod set for the southeast corner of same;

THENCE, South 84 degrees 18'06" West, with the south line of said 19.705 acre tract, a distance of 1,515.93 feet to a 1/2" iron rod set for the southwest corner of the herein described tract;

THENCE, North 18 degrees 12'42" West, a distance of 392.52 feet to a 1/2" iron rod set for the northwest corner of the herein described tract, same being in the north line of said 19.705 acre tract, same being the south line of said Celebrity Industrial Park;

THENCE, North 80 degrees 53'00" East, with the north line of said 19.705 acre tract, same being the south line of said Celebrity Industrial Park (and the bearing basis of this survey as related to the record bearing), a distance of 1,646.29 feet to the POINT OF BEGINNING and containing 15.700 acres of land.

TRACT TWO:

EASEMENT TRACT

30 foot easement described in Right of Way Deed dated August 24, 1978, by and between M.L. Hayes, A.H. Hayes and Billy R. Thompson, recorded in Volume 1701, Page 520 of the Land Records of Smith County, Texas.